 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)
Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Shire plc (“Shire”) hereby amends the Current Report on Form 8-K filed by Shire on June 18, 2015 in order to correct erroneous information received by Shire relating to interests in its securities, specifically the number of shares and voting rights disposed of in its June 18, 2015 announcement. Except as described above and below, all other information in Shire’s Form 8-K filed on June 18, 2015 remains unchanged.

Item 8.01. Other Events

Shire plc have issued the press release attached hereto as Exhibit 99.2 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of the current report:

Exhibit No.	Description

99.2	Press Release dated June 22, 2015

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ M Enyedy
	Name:	Mark Enyedy
	Title:	Company Secretary

Date: June 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release dated June 22, 2015